EXECUTION COPY

                     FIRST AMENDMENT TO OPTION AGREEMENTS


         This FIRST AMENDMENT TO OPTION AGREEMENTS (this "Amendment") dated effective as of October 19, 2000, is by and among Snake River Sugar Company, an Oregon cooperative corporation (the "Company"), Valhi, Inc., a Delaware corporation ("Valhi"), and the holders of the Company's 10.8% Senior Notes due April 30, 2009 (the "Senior Notes") whose names are set forth on the signature pages of this Amendment (the "Noteholders").

                             PRELIMINARY STATEMENTS

         The Company, Valhi and the Noteholders are parties to those certain Option Agreements dated as of May 14, 1997 (the "Option Agreements"). All capitalized terms defined in the Option Agreements and not otherwise defined in this Amendment shall have the same meanings herein as in the Option Agreements.

         The Company, Valhi and the Noteholders have agreed to amend certain documents related to the Option Agreements and wish to clarify that the Option Agreements pertain to those related documents as amended.

         NOW, THEREFORE, in consideration of the foregoing and for other good and sufficient consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1.       The Option Agreements shall be amended as follows:

                  (a) All references to the "Loan Agreement" in the Option Agreements shall be to said Loan Agreement as such may be amended or modified from time to time.

                  (b) All references to the "Note Purchase Agreements" in the Option Agreements shall be to said Note Purchase Agreements as such may be amended or modified from time to time.

                  (c) All references to the "Option Notes" in the Option Agreements shall be to said Options Notes as such may be amended or modified from time to time.

         2. The Company agrees to provide a copy of any amendment, modification, waiver or restatement of the Senior Notes or the Note Purchase Agreements to Valhi within five (5) Business Days after execution of any such amendment, modification, waiver or restatement. The Company and Valhi agree and acknowledge that if any such amendment, modification, waiver or restatement of the Senior Notes or the Note Purchase Agreements is not provided to Valhi by the Company within the time period required herein, then, at Valhi's sole option, such amendment, modification, waiver or restatement shall retroactively be null and void upon (but only upon) the closing of the purchase of all of the Option Notes following the exercise by Valhi of all of its rights under the Option Agreements.

         3. Each of the parties represents and warrants that the execution, delivery and performance by such party of this Amendment are within its powers, have been duly authorized by all necessary action and do not and will not contravene or conflict with any provision of law applicable to such party, the charter, declaration of trust or bylaws of such party, or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon such party, and the Option Agreements, as amended by this Amendment, are legal, valid and binding obligations of such party enforceable against such party in accordance with their terms.

         4. The execution and delivery of that certain Master Agreement dated October 19, 2000, by and among the parties hereto, among others, shall be a condition precedent to the initial effectiveness of this Amendment.

         5. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but each of which together shall constitute one and the same document.

         6. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the principals of conflicts of laws thereof.

         7. This Amendment shall be binding upon, and to the benefit of, and be enforceable by the heirs, personal representatives, successors and assigns of the parties hereto.

         8. Except as specifically amended by this Amendment, the Option Agreements shall remain in full force and effect and are hereby ratified and confirmed.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be effective on the day and year first above written.


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                                   Valhi, Inc.


                                    By:/s/ Steven L. Watson
                                    -----------------------------------------
                                    Name:    Steven L. Watson
                                    Title:   President


                                    Snake River Sugar Company

                                    By:/s/ Lawrence L. Corry
                                    -----------------------------------------
                                    Name:
                                    -----------------------------------------
                                    Title:
                                    -----------------------------------------


                                    The Prudential Insurance Company of America


                                    By:/s/ Joseph Alouf
                                    --------------------------------------------
                                    Name:
                                    --------------------------------------------
                                    Title:
                                    --------------------------------------------



                                    Connecticut General Life Insurance Company
                                    By: CIGNA Investments, Inc.



                                    By:/s/ Stephen H. Wilson
                                    --------------------------------------------
                                    Name:
                                    --------------------------------------------
                                    Title:
                                    --------------------------------------------


                                    Life Insurance Company of North America
                                    By: CIGNA Investments, Inc.



                                    By:/s/ Stephen H. Wilson
                                    --------------------------------------------
                                    Name:
                                    --------------------------------------------
                                    Title:
                                    --------------------------------------------

                                    Minnesota Life Insurance Company
                                    By:  Advantus Capital Management, Inc.



                                    By:/s/ Annette Masterson
                                    --------------------------------------------
                                    Name:
                                    --------------------------------------------
                                    Title:
                                    --------------------------------------------

                                    The Lincoln National Life Insurance Company
                                    By:  Lincoln Investment Management, Inc.
                                    Its Attorney-in-Fact



                                     By:/s/ Annette M. Teders
                                     -------------------------------------------
                                     Name:
                                     -------------------------------------------
                                     Title:
                                     -------------------------------------------

                                     Lincoln Life & Annuity Company of New York
                                     By:  Lincoln Investment Management, Inc.
                                     Its Attorney-in-Fact


                                     By:/s/ Annette M. Teders
                                     -------------------------------------------
                                     Name:
                                     -------------------------------------------
                                     Title:
                                     -------------------------------------------